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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004

                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  001-31254                13-3532663
(State or other Jurisdiction    (Commission File           (IRS Employer
      of incorporation)              Number)             Identification No.)

                    90 Park Avenue, New York, New York 10016
                    (Address of principal executive offices)

                                 (212) 907-6000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
       CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240-14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240-13e-4(c))
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Item 2.02.  Results of Operations and Financial Condition.

            On October 26, 2004, The BISYS Group, Inc. (the "Company") issued a press release announcing its financial results for the fiscal quarter ended September 30, 2004. A copy of the press release is furnished herewith as Exhibit
99.1 and is incorporated herein by reference in its entirety.

            The information furnished pursuant to this Current Report on Form 8-K (including the exhibits hereto) shall not be considered "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.

Item 9.01.  Financial Statements and Exhibits.

            (c)   Exhibits

                  Exhibit No.    Description

                  99.1           Press Release issued by The BISYS Group, Inc.
                                 dated October 26, 2004.


                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              THE BISYS GROUP, INC.

                                                By:  /s/ Kevin J. Dell
                                                    ----------------------------
                                                     Kevin J. Dell
                                                     Executive Vice President,
                                                     General Counsel and
                                                     Secretary

Date:  October 26, 2004


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                                  EXHIBIT INDEX

          Exhibit No.        Description

            99.1             Press Release issued by The BISYS Group, Inc.
                             dated October 26, 2004.


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